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                                                                    EXHIBIT 10.2


                                      NOTE

Executed as of the 15th day of
October, 1996.                                           Amount:  $20,000,000.00


         FOR VALUE RECEIVED, the Undersigned promises to pay to the order of FRIEDMAN'S INC. (hereinafter, together with any holder hereof, called "Lender"), at the main office of the Lender, the principal sum of Twenty-Million and No/100 Dollars ($20,000,000.00) plus the aggregate unpaid principal amount of the Loan made by Lender to the Undersigned pursuant to and in accordance with the Loan Agreement (as hereinafter defined) in excess of such amount or, if more or less, the aggregate unpaid principal amount of all advances made by Lender to the Undersigned pursuant to and in accordance with Paragraph 2 of the Loan Agreement. The Undersigned further promises to pay interest on the outstanding principal amount hereof on the dates and at the rates provided in the Loan Agreement from the date hereof until payment in full hereof. Principal hereunder shall be payable pursuant to the terms of the Loan Agreement.

         This Note is referred to in and was delivered pursuant to that certain Loan and Security Agreement, as it may be amended from time to time, together with all exhibits thereto, dated October 15, 1996, between Lender and the Undersigned (the "Loan Agreement"). All terms which are capitalized and used herein (which are not otherwise defined herein) shall have the meaning ascribed to such term in the Loan Agreement.

         If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Georgia, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension. Credit shall be given for payments made in the manner and at the times provided in the Loan Agreement. It is the intent of the parties that the rate of interest and other charges to the Undersigned under this Note shall be lawful; therefore, if for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Lender may lawfully charge the Undersigned, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Undersigned.

         The principal and all accrued interest hereunder may be prepaid by the Undersigned, in part or in full, at any time; provided, however, that if Borrower prepays all of the Liabilities prior to the scheduled due date thereof, the Undersigned shall pay a prepayment fee as provided in the Loan Agreement.

         The Undersigned waives the benefit of any law that would otherwise restrict or limit Lender in the exercise of its right, which is hereby acknowledged, to set-off against the Liabilities, without notice and at any time hereafter, any indebtedness matured or unmatured owing from Lender to the Undersigned. The Undersigned waives every defense, counterclaim or setoff which the Undersigned may now have or hereafter may have to any action by Lender in enforcing this Note and/or any of the other Liabilities, or in enforcing Lender's rights in the Collateral and ratifies and confirms whatever Lender may do pursuant to the terms hereof and of
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the Loan Agreement and with respect to the Collateral and agrees that Lender shall not be liable for any error in judgment or mistakes of fact or law.

         The Undersigned, any other party liable with respect to the Liabilities and any and all endorsers and accommodation parties, and each one of them, if more than one, waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Lender's rights hereunder.

         THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, and shall be binding upon the Undersigned and the Undersigned's heirs, legal representatives, successors and assigns. If this Note contains any blanks when executed by the Undersigned, the Lender is hereby authorized, without notice to the Undersigned to complete any such blanks according to the terms upon which the loan or loans were granted. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note. If more than one party shall execute this Note, the term "Undersigned" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective heirs, executors, administrators, successors and assigns, shall be jointly and severally obligated hereunder.

         To induce the Lender to make the loan evidenced by this Note, the Undersigned (i) irrevocably agrees that, subject to Lender's sole and absolute election, all actions arising directly or indirectly as a result or in consequence of this Note or any other agreement with the Bank, or the Collateral, shall be instituted and litigated only in courts having situs in the City of Atlanta or Savannah, State of Georgia, (ii) hereby consents to the jurisdiction and venue of any State or Federal Court located and having its situs in said cities, and (iii) waives any objection based on forum non-conveniens. IN ADDITION, THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY THE UNDERSIGNED OR LENDER OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND LENDER, waives personal service of any and all process, and consents that all such service of process may be made by certified mail, return receipt requested, directed to the Undersigned at the address indicated in the Lender's records; and service so made shall be complete five (5) days after the same has been deposited in the U.S. mails as aforesaid.

         As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "Undersigned" shall be so construed.





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         THE RIGHTS AND REMEDIES OF LENDER HEREUNDER ARE SUBJECT TO THE TERMS
AND CONDITIONS OF THE SUBORDINATION AGREEMENT (as defined in the Loan
Agreement).

         IN WITNESS WHEREOF, each of the Undersigned, if more than one, has executed this Note on the date above set forth.

                                        CRESCENT JEWELERS


                                        By
                                          --------------------------------------
                                        Name
                                            ------------------------------------
                                        Title
                                             -----------------------------------

                                        Address:
                                         315 11th Street
                                         Oakland, California 94607





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